UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 14, 2022

SKILLZ INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39243	84-4478274
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

PO Box 445
San Francisco, California 94104
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (415) 762-0511

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	SKLZ	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

On March 14, 2022, the Board of Directors of Skillz Inc. (the “Company”) and Andrew Paradise, Chief Executive Officer of the Company, agreed to cancel Mr. Paradise’s award of 16,119,640 performance share units granted on September 14, 2021 (the “CEO Performance Stock Units”). The CEO Performance Stock Units were divided into four tranches, each vesting upon the achievement of a corresponding market capitalization milestone ranging from two to five times the Company’s market capitalization baseline calculated at the time of grant. In canceling the CEO Performance Stock Units, the Board and Mr. Paradise took into consideration a number of factors, including (i) changes in the Company’s market capitalization since the award was granted, (ii) the desire by the Board and Company to conduct an equity refresh grant for the broad-based employee population, which is facilitated by the cancellation of the CEO Performance Stock Units and (iii) the cancellation resulting in less dilution to stockholders. The Board and Mr. Paradise are continuing to discuss the terms of a potential equity grant.

Following the cancellation, Mr. Paradise’s unvested equity compensation consists of (i) performance based stock options granted at the time the Company became public which will not begin to vest until the volume weighted average price per share on the NYSE of the Company’s Class A common stock over a ten trading day period equals or exceeds $55.32, (ii) 622,939 shares of restricted stock acquired in connection with the early exercise of options granted prior to the Company becoming public, which are subject to monthly vesting through April 2023 and (iii) 5,580,730 shares of restricted stock acquired in connection with the early exercise of options granted prior to the Company becoming public, which are subject to quarterly vesting through April 2024. Mr. Paradise’s current annual cash compensation consists of a base salary of $525,000 and a target bonus of $525,000. The terms of Mr. Paradise’s compensation will be further described in the Company’s 2022 Proxy Statement.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
99.1	CEO Performance Stock Unit Cancellation Letter dated March 14, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SKILLZ INC.

	By:	/s/ Charlotte Edelman
	Name:	Charlotte Edelman
	Title:	General Counsel and Corporate Secretary
Date: March 18, 2022